Filed Pursuant to Rule 497
File No. 333-208637
Rule 482ad

Gladstone Capital Corporation Announces Closing of Offering of 2,070,000 shares of its 6.00% Series 2024 Term Preferred Stock for Gross Proceeds of $51.8 Million

McLean, VA, September 27, 2017: Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) announced that today it closed its previously announced public offering of 1,800,000 shares of its newly-issued 6.00% Series 2024 Term Preferred Stock (the “Series 2024 Term Preferred Stock”) at a public offering price of $25.00 per share. Simultaneously with the closing of the offering, the underwriters fully exercised their option to purchase an additional 270,000 shares of Series 2024 Term Preferred Stock on the same terms and conditions solely to cover over-allotments, resulting in a total issuance of 2,070,000 shares for gross proceeds of $51.8 million and net proceeds of approximately $49.8 million, after payment of underwriting discounts, commissions and offering expenses.

The Company anticipates its Series 2024 Term Preferred Stock will trade on the NASDAQ Global Select Market under the symbol GLADN. The Series 2024 Term Preferred Stock is mandatorily redeemable in September 2024 at $25.00 per share plus an amount equal to accumulated but unpaid dividends and distributions, if any, up to, but excluding, the date of redemption. Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS) served as joint book-running managers. FBR Capital Markets & Co., a B. Riley Financial Company, served as a lead manager for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, J.J.B. Hilliard, W.L. Lyons, LLC, Wedbush Securities Inc. and William Blair & Company served as co-managers for the offering.

The Company intends to use the net proceeds from this offering plus borrowings under its credit facility to redeem all outstanding shares of its 6.75% Series 2021 Term Preferred Stock on or after September 29, 2017. This offering was made pursuant to the Company’s existing shelf registration statement, previously filed with the Securities and Exchange Commission (“SEC”). A final prospectus supplement related to the offering was filed with the SEC on September 21, 2017 and is available on the SEC website at www.sec.gov or by contacting Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, Attention: Taxable Fixed Income Department or prospectus@janney.com. The prospectus supplement, dated September 19, 2017, and accompanying prospectus, dated February 6, 2017, each of which has been filed with the SEC, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to lower middle market businesses in the United States.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of shares of Series 2024 Term Preferred Stock and the anticipated use of the net proceeds by the Company for the redemption of the 6.75% Series 2021 Term Preferred Stock. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. The application of net proceeds is subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5893.